COMPANIES (AVNT)                                                          PAGE 1

AVANT!  REPORTS RECORD REVENUE AND INCOME FOR Q3 1996

OCTOBER 17, 1996, 4:21 PM EDT

SUNNYVALE, Calif.--(BUSINESS WIRE)--Oct. 17, 1996--Avant! Corporation (NASDAQ:AVNT) today reported record revenue and earnings for the third quarter of fiscal year 1996, which ended September 30.

This is the first combined operating report since the completion of the merger between Avant! and Anagram, Inc. on September 27, 1996. The company reported revenue of $17,279,000, a 49% increase over third quarter 1995 revenue of $11,619,000. Including merger costs associated with Anagram, the company reported net income of $3,361,000 ($0.17 per share on 20,152,000 shares). Excluding merger costs, fully taxed net income was a record $3,959,000 ($0.20 per share), a 25% increase over third quarter 1995 net income of $3,175,000 ($0.16 per share).

"Avant!'s strong financial performance this quarter marks the 11th consecutive quarter of record growth," said Gerald C. Hsu, chairman, president and CEO of Avant!. "This is a strong testimony from the marketplace that our corporate values of customers, technology and people are working. It's also a very strong vote of confidence that Avant! is delivering technology that can meet the challenges of very deep submicron IC design."

Hsu added, "This quarter we continued our commitment to ICDA technology by announcing and delivering new releases of six major products. We believe that by continuously advancing our technology, Avant! will provide value and enhance productivity of the IC design community. We will nurture and reinforce start-up spirits inside our growing environment, and improve our service to customers."

During the third quarter, Avant! also expanded its business visions in the very deep submicron technology arena by completing its merger with Anagram, Inc., as well as announcing agreements to merge with Meta-Software, Inc. and FrontLine Design Automation, Inc.

Meta-Software is the market leader in deep submicron circuit stimulation and analysis. FrontLine Design Automation is a privately held company specializing in high-performance hardware description language simulation technology. Avant!'s entry into the IC simulation and analysis arena will reinforce its position as the leader in ICDA.

Avant! Corporation develops, markets, and supports ICDA software for deep submicron ICs, microprocessors, micro-controllers, application-specific standard products (ASSPs) and complex ASICs. Avant! has definitive agreements to merge with Meta-Software, Inc. and FrontLine Design Automation, Inc. Company headquarters are located in Sunnyvale, telephone 408/738-8881. World Wide Web site: http://www.avanticorp.com.

Except for any historical information presented herein, matters presented int his press release are forward-looking statements that involve risks and uncertainties. The Company's future results could differ materially from the results presented herein.

Factors that could cause or contribute to such differences include, but are not limited to, those discussed from time to time in the Company's public reports filed with the Securities and Exchange Commission, including those discussed in the Company's report on Form 10-K for the year ended December 31, 1995, and including the risks discussed in the "Risk Factors" section included in the Company's Registration Statement on Form S-4 (no. 333-11659) as declared effective by the Securities and Exchange Commission on September 30, 1996.

                                  AVANT! CORPORATION
                          CONSOLIDATED STATEMENTS OF INCOME
                         (in thousands except per share data)
                                     (unaudited)

                             Three Months Ended         Nine Months Ended
                                September 30,             September 30,
                             1996          1996         1996          1995
Revenue:
  Software                  $13,728        $9,801      $39,236       $24,703
  Services                    3,551         1,818        9,587         3,990

-------------------------------------------------------------------------------
[LOGO] THE POINTCAST NETWORK -TM-

COMPANIES (AVNT)                                                          PAGE 2

  Total revenue              17,279        11,619       48,823        28,693
Costs and expenses:
  Costs of software             244           106          687           338
  Costs of services           1,086           876        3,521         2,066
  Selling and marketing       4,371         3,496       12,634         9,485
  Research and development    3,373         2,201        9,228         5,578
  General and administrative  2,978           904        7,917         2,416
  Merger expenses               920            --          920            --

   Total operating expenses  12,972         7,583       34,907        19,883

   Income from operations     4,307         4,036       13,916         8,810

Interest income                 865           822        2,550         1,623
Interest expense                 (2)          (27)          (9)          (54)
  Income before income
   taxes                      5,170         4,831       16,457        10,379
Provision for income
   taxes                      1,809         1,656        5,870         3,506
  Net income                 $3,361        $3,175      $10,587        $6,873

Net income per common share   $0.17         $0.16        $0.53         $0.39
Weighted average number of
  common and common
  equivalent shares
  outstanding                20,152        20,002       19,823        17,711

                                  AVANT! CORPORATION
                             CONSOLIDATED BALANCE SHEETS
                                    (in thousands)

                                                    September 30,   December 31,
                                                        1996           1995
                                                     (unaudited)
Assets
Current assets:
  Cash and cash equivalents                          $   9,440      $  23,808
  Short-term investments                                68,005         46,969
  Accounts receivable, net                               9,102          7,262
  Deferred income taxes                                  2,790          1,646
  Prepaid income taxes                                   1,488             --
  Other                                                  6,700          1,713

   Total current assets                                 97,525         81,398

Equipment, furniture and
 fixtures, net                                           6,351          5,217
Capitalized software, net                                   80            150
Other                                                       13              7

   Total assets                                       $103,969        $86,772

Liabilities and Shareholders' Equity
Current liabilities:
  Current portion of capital lease
   obligations                                             $78           $145
  Accounts payable                                         852            832
  Accrued compensation                                   2,730          2,319
  Accrued income taxes                                      --            553
  Other accrued liabilities                              3,357          1,842
  Deferred revenue                                       6,567          5,545
   Total current liabilities                            13,584         11,236
Capital lease obligations, less
 current portion                                             3             40
Deferred rent                                               81            110

-------------------------------------------------------------------------------
[LOGO] THE POINTCAST NETWORK -TM-

COMPANIES (AVNT)                                                          PAGE 3

Deferred income taxes                                       --            381

   Total liabilities                                    13,668         11,767

Commitments and contingencies

Shareholders' equity:
  Common stock, $.0001 par value;
   50,000 and 25,000 shares
   authorized; 18,428 and 17,747
   shares issued and outstanding
   at September 30, 1996 and
   December 31, 1995, respectively                          19             18
Additional paid-in capital                              74,545         68,489
Deferred stock compensation                             (1,707)          (517)
Net unrealized gain (loss) on
 short-term investments                                    (69)            89
Retained earnings                                       17,513          6,926
  Net shareholders' equity                              90,301         75,005
  Total liabilities and shareholders'
   equity                                             $103,969       $ 86,772

-COPYRIGHT- Business Wire. All rights reserved.

ADDITIONAL SOURCES OF INFORMATION
SECURITIES EXCHANGE COMMISSION FILINGS - FROM EDGAR ONLINE
TELL ME MORE - FROM INFOSEEK

-------------------------------------------------------------------------------
[LOGO] THE POINTCAST NETWORK -TM-